SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant X Filed by a party other than the registrant Check the appropriate box:
 X    Preliminary   proxy  statement   Definitive  proxy  statement   Definitive
      additional materials
      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     The Munder Funds, Inc.
      (Name of Registrant as Specified in Its Charter)

     The Munder Funds, Inc.
      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 X    No fee required
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11:

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      __    Fee paid previously with preliminary materials

      __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2) Form, schedule or registration statement no.:

      (3) Filing party:

      (4) Date filed:

                            THE MUNDER FUNDS, INC.
                            THE MUNDER FUNDS TRUST
                      THE MUNDER FRAMLINGTON FUNDS TRUST
                            ST. CLAIR FUNDS, INC.

                              480 Pierce Street
                          Birmingham, Michigan 48009
                         Telephone: (800) __________

               NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                              November 20, 1998

To the Shareholders of:

            The Munder Funds, Inc.
            The Munder Funds Trust
            The Munder Framlington Funds Trust
            St. Clair Funds, Inc.

            NOTICE IS HEREBY GIVEN that a joint Special Meeting of shareholders of The Munder Funds, Inc. (the "Company"), the Munder Funds Trust (the "Trust'), the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair") including shares of each series of the Company, the Trust, Framlington and St. Clair (each a "Fund" and collectively the "Funds") will be held at the offices of Munder Capital Management at 480 Pierce Street, Birmingham, Michigan 48009, on November 20, 1998 at 10:00 (Eastern Time) for the following purposes:

       1. To consider and vote on approval or disapproval of a new Investment Advisory Agreement for each Fund on substantially the same terms as the Prior Investment Advisory Agreement for that Fund. (Shareholders of each Fund will vote separately with respect to the Investment Advisory Agreement for that Fund.)

       2. To consider and vote on approval or disapproval of new Sub-Advisory Agreements for the Framlington Funds on substantially the same terms as the Prior Sub-Advisory Agreements for those Funds. (Shareholders of each Framlington Fund will vote separately with respect to the Sub-Advisory Agreement for that Fund.)

       3. To transact such other business as may properly come before the joint Special Meeting.

            The Board of Directors/Trustees has fixed the close of business on September 30, 1998 as the Record Date for determination of shareholders entitled to notice of, and to vote at, the meeting.

            EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    By     Order     of    the     Board    of
Directors/Trustees



                                  Lisa A. Rosen
                                    Secretary

October __, 1998

                              MUNDER FUNDS, INC.
                              MUNDER FUNDS TRUST
                        MUNDER FRAMLINGTON FUNDS TRUST
                            ST. CLAIR FUNDS, INC.
                              480 Pierce Street
                          Birmingham, Michigan 48009
                              800-______________

                               PROXY STATEMENT

                    SOLICITATION AND REVOCATION OF PROXIES


            This Proxy Statement and Notice of Joint Special Meeting with accompanying form of proxy are being mailed to shareholders of The Munder Funds, Inc. (the "Company"), the Munder Funds Trust (the "Trust"), the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair"), including shares of each series of the Company, the Trust, Framlington and St. Clair (each a "Fund" and collectively the "Funds"), on or about October, 1998. They are being furnished in connection with the solicitation of proxies by the Directors/Trustees of the Company, the Trust, Framlington and St. Clair for use at the joint special meeting of shareholders on November 20, 1998, or any adjournment thereof (the "Meeting") for the purposes set forth in the accompanying notice of meeting.

            The  Boards  of   Directors/Trustees  of  the  Company,  the  Trust,
Framlington and St. Clair are recommending that shareholders consider the following proposals:

Proposal                                     Funds Affected

1. To consider and vote on approval or ALL disapproval of new Investment Advisory Agreements on substantially the same terms as the Prior Investment Advisory Agreements



2. To  consider  and vote on approval or     Munder               Framlington
   dis-approval of new Sub-Advisory International Growth Fund, Agreements on substantially the same Munder Framlington Healthcare terms as the Prior Sub-Advisory Fund, Munder Framlington
   Agreements                                Emerging   Markets   Fund,   and
                                             Munder     Framlington    Global
                                             Financial Services Fund only

3. To transact such other business as ALL may properly come before the Meeting

            The annual reports for the Company, the Trust and Framlington for the year ended June 30, 1998 and the annual reports for St. Clair for the year ended December 31, 1997, including audited financial statements, as well as the semi-annual reports for the Company, the Trust and Framlington for the period ended December 31, 1997 and semi-annual report for St. Clair for the period ended June 30, 1998 including unaudited financial statements, have previously been sent to shareholders and are available upon request without charge by calling the toll-free number referenced above.

            If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company, the Trust, Framlington or St. Clair, or by attendance at the Meeting.

            In the event that sufficient votes to approve the proposed items are not received by 10:00 a.m. on November 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of the Fund.

            For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

            Munder Capital management has retained First Data Investors Services Group, Inc. ("First Data") to provide proxy solicitation services for the Fund. The costs of soliciting proxies in the accompanying form, including the fees paid to First Data, will be borne by Munder Capital Management and not the Funds. In addition to solicitation by mail, proxies may be solicited by Directors/Trustees, officers and regular employees and agents of the Company, the Trust, Framlington and St. Clair without compensation. Brokerage firms and others will be reimbursed for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

            In order to reduce the costs of preparing, printing and mailing the proxy materials, the notices to shareholders having more than one account in the Funds listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

            The close of business on September 30, 1998 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. The following shares of each class of each Fund, $.01 par value ($.001 for St. Clair), were outstanding as of close of business on the Record Date:


Name of Fund                     Class A   Class B   Class C  Class K  Class Y
------------                     -------   -------   -------  -------  -------

THE COMPANY:
Equity Funds
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity  Investment  Fund
Munder  Small-Cap  Value Fund
Munder Value Fund Equity  Selection Fund
Emerging Growth Fund
NetNet Fund
Munder Growth Opportunities Fund

Income Funds
Munder International Bond Fund
Munder Short Term Treasury Fund

Money Market Fund
Munder Money Market Fund

Lifestyle  Funds
Munder All-Season Aggressive Fund
Munder All-Season Conservative Fund
Munder All-Season Moderate Fund

THE TRUST:
Equity Funds
Munder  Accelerating Growth Fund
Munder Balanced Fund Munder Growth & Income Fund
Munder  Index 500 Fund
Munder  International  Equity Fund
Munder Small Company Growth Fund

Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S.  Government  Income Fund
Munder  Michigan  Triple Tax-Free Bond Fund
Munder  Tax-Free  Bond Fund
Munder  Tax-Free  Intermediate  Bond Fund

Money Market  Funds
Munder Cash  Investment  Fund
Munder  Tax-Free  Money Market Fund
Munder U.S. Treasury Money Market Fund

FRAMLINGTON:
Equity Funds
Munder  Framlington  Emerging  Markets Fund
Munder Framlington Healthcare Fund
Munder    Framlington    International Growth Fund
Munder Global Financial Services Fund

ST. CLAIR
Liquidity  Plus  Money  Market  Fund
Institutional  S&P 500 Index  Equity  Fund
Institutional  S&P MidCap Index  Equity Fund
Institutional  S&P SmallCap  Index Equity Fund
Institutional  Short Term Treasury Fund
Institutional  Money Market
S&P 500 Index Equity Fund
S&P MidCap Index Equity Fund
S&P SmallCap Index Equity Fund
Aggregate Bond Index Fund
Foreign Equity Fund

            As of the Record Date, the aggregate ownership of Fund shares by all the Directors/Trustees and officers of the Company, the Trust, Framlington and St. Clair, as a group, and the percentage of outstanding shares represented by such amounts, were as follows (Class A unless otherwise indicated):

            Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of the Record Date owned the following number and percentage of outstanding Fund shares (Class A unless otherwise indicated):

            Munder   Capital   Management   and  affiliates  of  Munder  Capital
Management, through common ownership, owned beneficially the following number and percentage of outstanding Fund shares (Class A unless otherwise indicated):

            As of the Record Date, the following persons owned beneficially or had the right to vote 5% or more of the outstanding shares of the Funds:

            The presence in person or by proxy of the holders of a majority of the outstanding Shares is required to constitute a quorum at the Meeting. Approval of a New Investment Advisory Agreement or Sub-Advisory Agreement with respect to a Fund, as set forth in Proposals I and II, will require the affirmative vote of the holders of the lesser of either (A) 67% or more of that Fund's shares present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (B) more than 50% of the outstanding Fund shares ("1940 Act Majority").

            The Company, the Trust, Framlington and St. Clair are not required to hold annual shareholder meetings, although special meetings may be called from time to time. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received at the office of the Company, the Trust, Framlington or St. Clair within a reasonable time before the proxy solicitation is made.

                 I. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             ADVISORY AGREEMENTS

            Munder Capital Management ("MCM" or the "Investment Adviser") currently serves as investment adviser of each of the Funds pursuant to investment advisory agreements dated July 2, 1998, between the Investment Adviser and the Company, the Trust, Framlington and St. Clair on behalf of each Fund. MCM is organized as a Delaware general partnership. Prior to July 2, 1998, the general partnership interest in MCM was owned by Old MCM, Inc. (44%), WAM Holdings, Inc. (44%) and Munder Group L.L.C. (12%). WAM Holdings, Inc. is wholly-owned by Comerica Inc. Mr. Lee P. Munder, Chairman of MCM, owned 83% of Old MCM, Inc. (representing a 36% indirect interest in MCM) and 68% of Munder Group L.L.C. (representing an 8% indirect interest in MCM). Mr. Munder, through his ownership interest in Old MCM, Inc. and Munder Group L.L.C., owned or controlled approximately 44% of MCM. Employees of MCM owned the remaining 12% of MCM. On July 2, 1998, WAM Holdings II, Inc., a wholly-owned subsidiary of Comerica Inc. purchased 85% of Old MCM, Inc.'s interest in MCM (representing a 37.4% interest in MCM) and 85% of Mr. Munder's interest in Munder Group L.L.C. (representing a 6.9% interest in MCM) (the "Transaction"). As a result, Comerica Inc. owns or controls approximately 88% of the partnership interests in MCM. The Transaction may have constituted an "assignment" of the investment advisory agreement (as defined in the 1940 Act), and therefore terminated the agreement in accordance with its terms. The Investment Adviser proposed to the Board of Directors/Trustees that the Company, the Trust, Framlington and St. Clair enter into new investment advisory agreements on behalf of each Fund with the Investment Adviser to take effect upon the closing of the Transaction.

            At meetings held on April 7 and May 5, 1998, the Boards met to consider the Transaction and its anticipated effect on the Investment Adviser organization and investment advisory arrangements for the Funds. The Directors/Trustees, including the Directors/Trustees who are not parties to the Prior Investment Advisory Agreements or the New Investment Advisory Agreements (as defined below) or interested persons (as defined in the 1940 Act) of any such party (the "Independent Directors"), unanimously approved, subject to the required shareholder approval described herein, proposed new investment advisory agreements (the "New Investment Advisory Agreements") with the Investment Adviser, on behalf of each of the Funds, and recommended approval of the New Investment Advisory Agreements by the Funds' shareholders. A form of the New Investment Advisory Agreements is attached as Exhibit A.

            The Investment Adviser has represented to the Board of Directors/Trustees that the Transaction would not result in any material change to advisory services provided to the Funds, and that, subject to approval of the New Investment Advisory Agreements by shareholders, the Transaction was not expected to materially affect the level or quality of advisory services provided to the Funds, and that the same personnel who currently render such services to the Funds would continue to do so after the Transaction.

1940 Act Considerations

      Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as did the Prior Investment Advisory Agreements pursuant to Section 15(a), for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of the investment adviser. In order for the Investment Adviser to continue to provide investment advisory services to the Funds, therefore, the shareholders of each Fund must approve that Fund's New Investment Advisory Agreement.

      Due to insufficient time to obtain consent of the Funds' shareholders prior to the closing of the Transaction, the Company, the Trust, Framlington, St. Clair and the Investment Adviser have obtained an order from the Securities and Exchange Commission exempting them from compliance with Section 15(a) of the 1940 Act pending approval of the New Investment Advisory Agreements by each Fund's shareholders. The order permitted the New Investment Advisory Agreements to go into effect without shareholder approval and allow the Investment Adviser to collect fees with respect to each Fund at the rates specified in the New Investment Advisory Agreements commencing on July 2, 1998. Fees paid by the
Funds under the New Investment Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval, which, pursuant to the terms of the order, must be obtained no later than November 30, 1998.

      If the shareholders of any Fund do not approve that Fund's New Investment Advisory Agreement, the amount held in escrow under the New Investment Advisory Agreement of the relevant Fund will be returned to that Fund.

      In addition, the Company, the Trust, Framlington and St. Clair intend to conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

The New and the Prior Investment Advisory Agreements

            The Prior Investment Advisory Agreements for the Funds were last approved by the Board of Directors/Trustees on May 5, 1998.

            If the New Investment Advisory Agreements are approved by shareholders, the Investment Adviser would continue to serve as investment adviser to each Fund. The terms and conditions of the New Investment Advisory Agreements are identical in all material respects to those of the Prior Investment Advisory Agreements, with the exception of their effective dates and termination dates and the escrow arrangements described above. Each of the New Investment Advisory Agreements, if approved by the vote of the holders of a majority of the outstanding shares of the relevant Fund (as defined in the 1940
Act), will continue in effect for a two-year period from July 2, 1998, and thereafter from year to year, subject to approval annually by the Board of Directors of the Company, the Trust, Framlington or St. Clair, as the case may be, or by the vote of a 1940 Act Majority of the outstanding shares of that Fund, and also, in either event, approval by a majority of the Directors/Trustees, who are not parties to the New Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any such party. Each New Investment Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Directors/Trustees, or by vote of holders of a 1940 Act Majority of the relevant Fund's shares, or upon 90 days' written notice by the Investment Adviser. Each New Investment Advisory Agreement will also terminate automatically in the event of its assignment.

            Under the New Investment Advisory Agreements, as under the Prior Investment Advisory Agreements, the Investment Adviser will furnish continuing investment supervision to the Funds and will be responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security will rest with the Investment Adviser, subject to review by the Board of Directors/Trustees. The Investment Adviser will furnish office space, equipment and personnel in connection with the performance of its investment management responsibilities.

            Like the Prior Investment Advisory Agreements, the New Investment Advisory Agreements provide that the Investment Adviser shall have no liability to the Funds or any shareholder of any Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Adviser of its duties under the agreement, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the agreement.

Advisory Fee

            The fees under the New Investment Advisory Agreements are the same as the fees under the Prior Investment Advisory Agreements for the respective Funds. Under the New Investment Advisory Agreements, as under the Prior Investment Advisory Agreements, the Funds will pay the Investment Adviser the monthly fees set forth below.

                                                    Fees on Assets
                                     Fees on Assets Between $250   Fees on Assets
                                     up to $250     and     $500   Exceeding
                                     Million        Million        $500 Million

Munder Index 500 Fund..............  0.20%          0.12%         0.07%

                                     Fees on Assets Fees on Assets
                                     up to $500     Exceeding
                                     Million       $500 Million

Munder Multi-Season Growth Fund....  1.00%          0.75%

                                     Fees on Assets Fees on Assets
                                     up to $250     Exceeding
                                     Million        $250 Million



Munder  Framlington  Healthcare Fund and
Munder Framlington International
Growth Fund..........                1.00%          0.75%

                                     Fees on
                                  Average Daily
                                   Net Assets

Munder Micro-Cap Equity............  1.00%
Munder   Accelerating  Growth  Fund,
Munder Equity  Selections,  Emerging
Growth    Fund,     Munder    Global
Financial   Services  Fund,   Munder
Growth   &   Income   Fund,   Munder
International  Equity  Fund,  Munder
Small-Cap  Value Fund,  Munder Small
Company  Growth Fund,  Munder Growth
Opportunities    Fund   and   Munder
Framlington     Global     Financial
Services Fund......................  0.75%
Munder Mid-Cap  Growth Fund,  Munder
Real Estate Equity  Investment  Fund
and Munder Value Fund..............  0.74%
Munder Balanced Fund...............  0.65%
The Income Funds  (excluding  Munder
Short Term Treasury Fund)..........  0.50%
The Money  Market  Funds  (excluding
Munder Money Market Fund)..........  0.35%
Munder Money Market Fund...........  0.40%
Munder Framlington  Emerging Markets
Fund...............................  1.25%


            For the fiscal year ended June 30, 1998 (and for the period from commencement of operations to June 30, 1998 for the Global Financial Services Fund and Growth Opportunities Fund), the Advisors received fees after waivers, if any, of $524,133 for the Balanced Fund, $1,900,685 for the Growth & Income Fund, $884,003 for the Index 500 Fund, $1,628,425 for the International Equity Fund, $3,045,349 for the Small Company Growth Fund, $1,116,093 for the Bond Fund, $2,770,357 for the Intermediate Bond Fund, $1,386,132 for the U.S. Income Fund, $261,589 for the Michigan Bond Fund, $1,107,292 for the Tax-Free Bond Fund, $1,542,255 for the Tax-Free Intermediate Bond Fund, $3,750,786 for the Cash Investment Fund, $1,075,987 for the Tax-Free Money Market Fund, $470,094 for the U.S. Treasury Money Market Fund, $6,169,411 for the Multi-Season Fund, $612,857 for the Real Estate Fund, $454,600 for the Money Market Fund,
$1,066,142 for the Value Fund, $516,840 for the International Growth Fund, $554,427 for the Emerging Markets Fund, $143,897 for the Healthcare Fund, $304,989 for the Micro-Cap Equity Fund, $1,028,013 for the Small-Cap Value Fund, $135,827 for the Short-Term Treasury Fund, $253,258 for the International Bond Fund, $62,684 for NetNet Fund, $302 for the Global Financial Services Fund and $193 for the Growth Opportunities Fund.

            For the period ended June 30, 1998, the Advisor voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $421,846 for the Index 500 Fund, $75,264 for the Micro-Cap Equity Fund, $1,214,795 for the Multi-Season Growth Fund, $110,473 for the Emerging Markets Fund, $112,541 for the Healthcare Fund, $105,456 for the International Growth Fund, $62,711 for the Short-Term Treasury Fund, $33,890 for the NetNet Fund and $2 for the Growth Opportunities Fund.

            Pursuant to a sub-advisory agreement with the Adviser, Framlington Overseas Investment Management Limited (the "Sub-Adviser") provides sub-advisory services to the Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Adviser pays the Sub-Adviser a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced up to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Adviser pays the Sub-Adviser a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. For its services with regard to the Munder Global Financial Services Fund, the Adviser pays the Sub-Adviser a namely fee equal on an annual basis of up to 0.375% of the Fund's average daily net assets.

            Shareholders should refer to Exhibit A for the complete terms of the New Investment Advisory Agreements.

            In the event that shareholders of a Fund do not approve the New Investment Advisory Agreement for that Fund, the Board of Directors/Trustees of the Company could seek to obtain for that Fund interim advisory services from the Investment Adviser or from another advisory organization. Thereafter, the Board of Directors would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of that Fund.

Information Regarding the Investment Adviser

            The Investment Adviser is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of the Investment Adviser are WAM Holdings, Inc., WAM Holdings II, Inc., Old MCM, Inc. and Munder Group, L.L.C. Old MCM, Inc. and Munder Group, L.L.C. have offices at the same address as the Investment Adviser. WAM Holdings, Inc. and WAM Holdings II, Inc. have offices at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48275-3391, and are wholly-owned subsidiaries of Comerica Bank which, in turn, is a wholly-owned subsidiary of Comerica Inc., a publicly-held bank holding company. Employees of the Investment Adviser may acquire partnership interests in the Investment Adviser from time to time through Munder Group, L.L.C., which was organized for that purpose.

            Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, a holding company or affiliate, and banks generally, can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Adviser believes that it may perform the services contemplated by the New Investment Advisory Agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Adviser from continuing to perform investment advisory services for the Funds. If the Investment Adviser were prohibited from performing investment advisory services for the Funds, it is expected that the Board of Directors/Trustees would select another qualified firm. Any new advisory agreement would be subject to shareholder approval.

The Evaluation By the Board of Directors/Trustees

            The Board of Directors/Trustees has determined that, by approving the New Investment Advisory Agreements on behalf of the Funds, the Funds can best assure themselves that services currently provided by the Investment Adviser will continue to be provided without interruption.

            At   meetings   held  on  April  7,  1998  and  May  5,  1998,   the
Directors/Trustees considered information with respect to whether the New Investment Advisory Agreements with the Investment Adviser were in the best interests of the Funds and their shareholders. The Directors/Trustees considered, among other factors, representations by the Investment Adviser that the Transaction would not materially affect the investment advisory operations of the Investment Adviser or the level or quality of advisory services provided to the Funds; that, subject to Board and shareholder approval, the same personnel at the Investment Adviser who provide services to the Funds would continue to do so after the Transaction; that the Funds' advisory fees would not change as a result of the Transaction; and that the Funds would not be subjected to any unfair burden as a result of the Transaction. The Directors/Trustees also considered the terms of the Transaction, and the resulting differences in the ownership and control of the Investment Adviser. The Directors/Trustees also considered, as they have in the past, the nature and quality of services expected to be provided by the Investment Adviser and information regarding fees, expense rates, performance and profitability. In evaluating the Investment Adviser's ability to provide services to the Company, the Directors/Trustees considered information as to the Investment Adviser's business organization, financial resources and personnel and other matters, including the continuing interests of Comerica Inc., and Mr. Munder and employees in the Investment Adviser.

            Based upon its review, the Board of Directors/Trustees concluded that the New Investment Advisory Agreements with the Investment Adviser are reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided in the New Investment Advisory Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Directors/Trustees, including all of the Independent Directors/Trustees, unanimously approved the New Investment Advisory Agreements and voted to recommend their approval by the Funds' shareholders.

            The Board of Directors/Trustees recommend that the shareholders of each Fund vote FOR approval of the New Investment Advisory Agreements with respect to that Fund.

               II. APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY
                          AGREEMENTS FOR FRAMLINGTON

            Pursuant to sub-advisory agreements with the Investment Adviser, Framlington Overseas Investment Management Limited (the "Sub-Adviser") provides sub-advisory services to the Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. In the case of Munder Global Financial Services Fund, the Investment Adviser is responsible for the selection of securities of U.S. issuers, and the Sub-Adviser is responsible for the selection of securities of foreign issuers. As discussed above under Proposal I, the Transaction may have resulted in a change of control of the Investment Adviser which may have constituted an "assignment" (as defined in the 1940 Act) of these sub-advisory agreements (the "Prior Sub-Advisory Agreements"). As required by the 1940 Act, the Prior Sub-Advisory Agreements provided for their automatic termination in the event of an assignment. It was proposed to the Board of Trustees of Framlington that Framlington enter into new sub-advisory agreements with the adviser and Sub-Adviser to take effect upon the day of the Transaction.

            On April 7, and May 5, 1998, the Board met to consider the Transaction and its effect on the Munder organization and investment management arrangements for Framlington. The Trustees of Framlington, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, proposed new sub-advisory agreements between the Investment Adviser and the Sub-Adviser (the "New Sub-Advisory Agreements") for the Framlington Funds, and recommended approval of the New Sub-Advisory Agreements by the shareholders. A form of the New Sub-Advisory Agreements is attached as Exhibit B.

            Due to insufficient time to obtain consent of the Funds' shareholders prior to the closing of the Transaction, Framlington, the Investment Adviser and the Sub-Adviser obtained an order from the Securities and Exchange Commission exempting them from compliance with Section 15(a) of the 1940 Act pending approval of the New Sub-Advisory Agreements by each Fund's shareholders. The requested order permitted the New Sub-Advisory Agreements to go into effect without shareholder approval and allows the Sub-Adviser to collect fees with respect to each Fund at the rates specified in the New Sub-Advisory Agreements commencing on July 2, 1998. Fees paid by the Investment Adviser under the New Sub-Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval, which, pursuant to the terms of the application, must be obtained no later than November 30, 1998.

            If the shareholders of any Fund do not approve that Fund's New Sub-Advisory Agreement, the amount held in escrow under the New Sub-Advisory Agreement of the relevant Fund will be returned to the Investment Adviser or paid to the Fund if the New Investment Advisory Agreements discussed in Proposal I are not approved. In addition, if the shareholders of any Fund do not approve the New Sub-Advisory Agreement for that Fund and the Transaction is consummated, the Board of Trustees of Framlington and the Investment Adviser may seek to obtain alternative sub-advisory services for that Fund, either from the Sub-Adviser or from another advisory organization, subject to approval by the shareholders of that Fund.

            The terms and conditions of each New Sub-Advisory Agreement are substantially identical to those of the Prior Sub-Advisory Agreement. Each New Sub-Advisory Agreement, became effective on July 2, 1998 and subject to shareholder approval, will continue in effect for an initial two-year term expiring and thereafter from year to year, subject to approval annually by the Board of Trustees or by vote of a 1940 Act Majority of the outstanding shares of the relevant Fund and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Like the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that they will terminate automatically in the event of their assignment and that they may be terminated by Framlington on behalf of a Fund, the Investment Adviser or the Sub-Adviser on 60 days' written notice, provided that termination by Framlington on behalf of a Fund is approved by the vote of a majority of Framlington's Board of Trustees or by the vote of a 1940 Act Majority of the outstanding shares of the relevant Fund.

            Like the Prior Sub-Advisory Agreements for Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund, the New Sub-Advisory Agreements for those Funds each provides that the Investment Adviser will pay the Sub-Adviser a monthly fee equal on an annual basis to 0.50% of the Fund's average daily net assets up to $250 million, reduced up to 0.375% of each Fund's average daily net assets in excess of $250 million. Like the Prior Sub-Advisory Agreement for Munder Framlington Emerging Markets Fund, the New Sub-Advisory Agreement provides that the Investment Adviser will pay the Sub-Adviser a fee equal on annual basis to 0.675% of the Fund's average daily net assets. Like the Prior Sub-Advisory Agreement for Munder Framlington Global Financial Services Fund, the New Sub-Advisory Agreement provides that the Investment Adviser will pay the Sub-Adviser a fee equal on an annual basis of up to 0.75% of the fund average daily net assets. During the fiscal year ended June 30, 1998, the Investment Adviser paid sub-advisory fees for the Framlington Funds in the following amounts: International Growth Fund $257,757, Healthcare Fund $71,144, Emerging Markets Fund $298,040 and Global Financial Services Fund $185.

The Trustees' Recommendation

            At their meetings on April 7, and May 5, 1998, the Trustees of Framlington considered, in addition to the matters discussed above under
Proposal I, the nature and scope of services to be rendered under the New Sub-Advisory Agreements, the performance of the Funds since commencement of operations, the quality of the Sub-Adviser and its personnel, and the appropriateness of the fees that are paid under the New Sub-Advisory Agreements.

            Based on this review, the Trustees concluded that the sub-advisory services are reasonably worth the full amount of the fee plus any benefits that incidentally may accrue to the Sub-Adviser and that the terms of the New
Sub-Advisory Agreements are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Trustees who are not parties to the New Sub-Advisory Agreements or interested persons of any such party, unanimously approved the New Sub-Advisory Agreements and voted to recommend their approval by the shareholders of each Framlington Fund.

            The Board of Trustees of Framlington recommend that the shareholders of Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund and Munder Framlington Global Financial Services Fund vote FOR approval of the New Sub-Advisory Agreement with respect to that Fund.

Other Business

            Management knows of no other business to be presented at the meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

Administrator

            State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company, the Trust, Framlington and pursuant to administration agreements (each, an "Administration Agreement"). State Street has agreed to maintain office facilities for the Company, the Trust, Framlington and St. Clair; provide accounting and bookkeeping services for the Funds; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

            State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. State Street pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

Principal Underwriter

            Pursuant to Underwriting Agreements with the Company, the Trust, Framlington and St. Clair, Funds Distributor Inc., One Boston Place, Boston, Massachusetts 02108 (the "Distributor") serves as principal underwriter of the Funds' shares. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN
THE ENCLOSED PROXY PROMPTLY

                                    By Order of the Board of Directors/Trustees


                                    Lisa A. Rosen
                                    Secretary


September 29, 1998

                          INVESTMENT ADVISORY AGREEMENT


      AGREEMENT, made this 2nd day of July, 1998, between The Munder Funds, Inc. (the "Company") on behalf of each Fund (collectively, the "Funds") set forth on Schedule A attached hereto, and Munder Capital Management (the "Advisor"), a Delaware partnership.

      WHEREAS, the Company is a Maryland corporation authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Company;

      WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Company wishes to retain the Advisor to render investment advisory services to the Funds, and the Advisor is willing to furnish such services to the Funds;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Advisor as follows:

1.    Appointment

      (a) The Company hereby appoints the Advisor to act as investment advisor to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

      (b) In the event that the Company establishes one or more portfolios other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Investment Advisor to act as investment advisor hereunder, it shall notify the Investment Advisor in writing. If the Investment Advisor is willing to render such services under this Agreement it shall notify the Company in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named above except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Advisor) are modified with respect to such Fund in writing by the Company and the Investment Advisor at the that time.

2.    Services as Investment Advisor

      Subject to the general supervision and direction of the Board of Directors of the Company, the Advisor will (a) manage the Funds in accordance with each Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for the Funds; (c) place purchase and sale orders on behalf of the Funds; and (d) employ professional portfolio managers and securities analysts to provide research services to the Funds. In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

      The Advisor further agrees that, in performing its duties hereunder, it will:

      (a) comply with the 1940 Act and all rules and regulations thereunder and under the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Directors;

      (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

      (c) maintain books and records with respect to each Fund's securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Board may reasonably request, and keep the Directors informed of developments materially affecting each Fund's portfolio;

      (d) make available to the Funds' administrator and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and the Company in their compliance with applicable laws and regulations. The Advisor will furnish the Directors with such periodic and special reports regarding the Funds as they may reasonably request; and

      (e) immediately notify the Company in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Advisor further agrees to notify the Company immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Company's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.    Documents

      The Company has delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

      (a) certified resolution of the Board of Directors of the Company authorizing the appointment of the Advisor and approving the form of this Agreement;

      (b) the Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

      (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4.    Brokerage

      In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

5.    Records

      The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

6.    Standard of Care

      The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Advisor" shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.    Compensation

      In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. This fee shall be computed and accrued daily and payable monthly; however, with respect to any Fund for which the effective date of this Agreement is prior to November 30, 1998, the fee shall be maintained in an interest-bearing escrow account until such time as shareholders of the Fund approve the payment of fees pursuant to this agreement. If shareholders do not approve such payment of fees on or before November 30, 1998, the balance in the escrow account shall be paid to the Fund. For the purpose of determining fees payable to the Advisor, the value of a Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

8.    Expenses

      The Advisor will bear all expenses in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Directors of the Company who are not officers, directors or employees of the Advisor, Securities and Exchange Commission fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers of Board of Directors of the Company; and any extraordinary expenses.

9.    Services to Other Companies or Accounts

      The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby.

10.   Duration and Termination

      This Agreement shall become effective on the date of this Agreement provided that with respect to any Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting such approval, and
(b) by vote of a majority of that Fund's outstanding voting securities and shall continue in effect with respect to the Fund, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the Board of Directors of the Company or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

11.   Amendment

      No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund, and (ii) a majority of the Directors of the Company, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12.   Use of Name

      It is understood that the name of Munder Capital Management or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that the Company and each Fund have the right to use such name (or derivable or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, the Company and any Fund affected shall forthwith cease to use such name (or derivable or logo) and the Company shall promptly amend its Articles of Incorporation to change the Fund name to comply herewith.

13.   Miscellaneous

      (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

      (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

      (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

      (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

      (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      (f) Notices of any kind to be given to the Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor to the Company. Notices of any kind to be given to the Company by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address to such individual as shall be specified by the Company to the Advisor.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                          THE MUNDER FUNDS, INC.


                                          By:   /s/ Lisa Anne Rosen
                                             Lisa Anne Rosen

                                          MUNDER CAPITAL MANAGEMENT


                                          By:   /s/ Lisa Anne Rosen
                                             Lisa Anne Rosen

                                   SCHEDULE A

Munder All-Season Aggressive Fund Munder All-Season Conservative Fund Munder All-Season Moderate Fund Munder Equity Selection Fund Munder Financial Services Fund Munder Growth Opportunities Fund Munder International Bond Fund Munder Micro-Cap Equity Fund Munder Mid-Cap Growth Fund Munder Money Market Fund Munder Multi-Season Growth Fund Munder NetNet Fund Munder Real Estate Equity Investment Fund Munder Short Term Treasury Fund Munder Small-Cap Value Fund Munder Value Fund

                                   SCHEDULE B



Fund                                  Annual Fees (as a
                                      Percentage of
                                      Average Daily Net Assets)
Munder All-Season Aggressive Fund     0.35%
Munder All-Season Conservative Fund   0.35%
Munder All-Season Moderate Fund       0.35%
[Munder Convertible Securities Fund]  [0.75%]
Munder Equity Selection Fund          0.75%
Munder Financial Services Fund        0.75%
Munder Growth Opportunities Fund      0.75%
Munder International Bond Fund        0.50%
Munder Micro-Cap Equity Fund          1.00%
Munder Mid-Cap Growth Fund            0.75%
Munder Money Market Fund              0.40%
Munder                                Multi-Season  Growth  Fund  1.00% of up to
                                      $500  million then reduced to 0.75% of the
                                      Funds  average  daily net assets in excess
                                      of $500 million
Munder NetNet Fund                    1.00%
Munder Real Estate Equity Investment  0.74%
Fund
Munder Short Term Treasury Fund       0.25%
Munder Small-Cap Value Fund           0.75%
[Munder Tax-Managed Growth Fund]      [0.75%]
Munder Value Fund                     0.75%

               PRELIMINARY PROXY MATERIALS -- FOR SEC USE ONLY

                                      PROXY

                              THE MUNDER FUNDS, INC
                             THE MUNDER FUNDS TRUST
                               ST CLAIR FUNDS, INC

                         SPECIAL MEETING OF SHAREHOLDERS

                                November 20, 1998

      The undersigned hereby appoints, his attorneys and proxies with full power of substitution to vote and act with respect to all shares of The Munder Funds, Inc., (the Company) The Munder Funds Trust, (the "Trust") and St. Clair Funds, Inc ("St. Clair") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on Friday, November 20, 1998, at the offices of the Fund, 480 Pierce Street, Birmingham, Michigan 48009, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. The Board of Trustees recommends that you vote FOR each of the Nominees and FOR the following proposal:

      I.    To approve a new Investment Advisory Agreement for the Fund.

            [ ]   FOR           [ ]   AGAINST         [ ]   ABSTAIN

            This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                                    Dated                     , 1998


                                    Name of Shareholder(s) -- Please print or
type


                                    Signature(s) of Shareholder(s)


                                    Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please, add title as such.

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN

                       THE ENCLOSED POSTAGE-PAID ENVELOPE